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                    CATHOLIC FINANICAL SERVICES CORPORATION
                    ---------------------------------------
                      INVESTING WITH FAITH IN THE FUTURE

                              Semi-Annual Report
                              March 31, 2000


[PHOTO]                                The Catholic Funds


                                       .  The Catholic
                                          Equity Income Fund

                                       .  The Catholic Large-Cap
                                          Growth Fund

                                       .  The Catholic Disciplined Capital
                                          Appreciation Fund

                                       .  The Catholic
                                          Money Market Fund

                 The Catholic Funds
                          1-877-222-2402

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

                              Semi-Annual Report

        2       President's Letter

        4       Fraternalism Up Close

                Fund Spotlights
        6       The Catholic Equity Income Fund
        8       The Catholic Large-Cap Growth Fund
        10      The Catholic Disciplined Capital Appreciation Fund
        12      The Catholic Money Market Fund

                Schedules of Investments
        13      The Catholic Equity Income Fund
        19      The Catholic Large-Cap Growth Fund
        23      The Catholic Disciplined Capital Appreciation Fund
        34      The Catholic Money Market Fund

        35      Statements of Assets and Liabilities

        36      Statements of Operations

        37      Statements of Changes in Net Assets

        38      Notes to Financial Statements

        42      Financial Highlights

        45      A Note on Forward-Looking Statements

President's Letter



April 28, 2000
------------------------------------------------------------------------------

                             [PHOTO APPEARS HERE]

Dear Fellow Shareholder,

     I am pleased to provide you with our semi-annual report to shareholders. For the six months ended March 31, we have experienced quite a volatile market environment. In fact we saw some of the largest point drops in Dow history. This has not been a good ride for the faint of heart! But, as I mentioned in previous letters to you, short-term swings in the market should not deter the long-term investor. Please keep this performance in perspective. There will always be volatility in the stock market.

In fact, given the record returns of the past several years and the market volatility of the last year or so, the Investment Company Institute (ICI) has launched an investor awareness campaign. In a letter1 recently published in some national newspapers, the ICI outlines some of the basic guidelines of investing that will continue to determine the success of a long-term investment program:

-  Diversify your investments.
-  Understand the relationship between risk and reward.
-  Maintain realistic expectations about investment performance.
-  Keep short-term market movements in perspective.

Performance/2/

As far as our Funds go, I am pleased with the overall performance for the period. The Catholic Equity Income Fund had a six-month return of 4.82%, based on net asset value. Considering value investing has been out of favor over the period, it may signal a return to more traditional views of market valuation. This is a perfect example of one of the benefits of long-term investing: growth and value stocks alternate taking the top seat in the market. Therefore, a diversified, long-term investor strives to own some of both in order to reduce volatility.

The Catholic Funds  2

                                                              3   877/222/2402

                        [PHOTO APPEARS OF A SUNFLOWER]

The Catholic Disciplined Capital Appreciation Fund had a six-month return of 15.12%, based on net asset value. And, The Catholic Large-Cap Growth Fund, returned 38.96%, based on net asset value. While this was an outstanding result, you should be aware that the Fund's performance during this period is higher than most other historical periods and may not be sustained for longer periods.

Outlook

John S. Dale, CFA and Gary E. Nussbaum, CFA, our portfolio managers for The Catholic Large-Cap Growth Fund, remain positive. They believe the speculative element of the market need not necessarily have a long-term impact on the vast majority of stocks. For the most part, stock market valuations remain reasonable. While U.S. corporate profit growth prospects remain healthy, driving stock prices forward, they don't expect an earnings acceleration. Companies continue to find it tough to raise prices, margins are at already high levels and profit comparisons are becoming more difficult. While inflation may go up some, it is likely to stay low-especially with a very vigilant Federal Reserve.

I encourage you to read further into this report to see the detailed reporting on each of our Funds. You'll learn a little more about how our portfolio managers think and what they do. I believe it is important for you to be an informed investor. Thank you for your confidence in our Funds.


Best regards

/s/ Allan g. Lorge

Allan G. Lorge
President
The Catholic Funds

/1/ For more information write to: ICI Investor Awareness Campaign,
P.O. Box 27850, Washington, DC 20038-7850 or visit the Investor Awareness section of their website at www.ici.org/about funds/investor_awareness.html.

/2/ Securities and Exchange Commission standardized yields are contained in the Fund Spotlights on the following pages.

Fraternalism Up Close


[PHOTO OF CATHOLIC ORDER OF FORESTERS]

[PHOTO OF CATHOLIC KNIGHTS OF AMERICA]


CATHOLIC ORDER OF FORESTERS
---------------------------

Just two years ago, the youth court of North Star Court 588 in Red Lake Falls, Minnesota, did not exist. Today, the court boasts a vital, active youth program that has attracted 58 young new Catholic Order of Foresters (COF) members. Much of the credit for this phenomenal growth belongs to Tammy Conn, the court's enthusiastic and dedicated youth director.

Tammy can't imagine why everyone wouldn't want to be a Forester. "We've got it all-great insurance, fraternal benefits and the chance for the kids to volunteer and participate in a lot of fun supervised activities. And COF makes it all possible."

The youth court's latest activity was a fall party for residents at Sunview, an assisted living facility in Red Lake Falls. They planned games, purchased food and craft supplies, and prepared decorated bags. The day of the party, residents opened their doors to the young trick-or-treaters who presented them with bags filled with stickers, greeting cards, candy and decorative ceramic figures. The costumed youth then led residents into the community room where they played Pin the Stem on the Pumpkin and worked side-by-side creating sucker ghosts and spider crackers.

Their efforts made such an impression it warranted coverage in the local newspaper and a published letter of appreciation from the Red Lake Falls Housing Authority Director. But for the youth group, knowing they brightened the residents' day proved recognition enough.

CATHOLIC KNIGHTS OF AMERICA
---------------------------

On December 18, 1998, an historic event took place for the Catholic Knights of America. By a leap of faith, the National Board of Trustees voted to purchase a 495-acre piece of property-one of the largest investments the society has ever made.

In 1999, less than a year after acquiring the property, The Catholic Knights of America Residential Board and Care Facility was opened. The first resident was admitted to the center in October 1999, and residency applications are now being accepted. The facility is licensed to hold more than 40 residents in both semi-private and private rooms. Cost for the residents varies depending on the individual circumstances. Residents receive a variety of services including: room, board, laundry services, security, housekeeping, activities, transportation assistance and other services.

Its registered nurse and additional nursing staff are available to provide basic medical assistance and monitor medication. The staff is trained

The Catholic Funds  4
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                                                               5   877/222-2402

to not only provide assistance to residents and their families, but to do so in a professional and friendly manner. The dining facilities, visitors center and offices are located on the first floor for easy accessibility by residents. Rooms have windows and monitored access to the grounds. Each common lounge area is available with cable television, board games and tables for individual or group use.

Residents have the opportunity to use the C. K. of A. Chapel for private reflection. They can also take advantage of the Special Intention Vigil Light Program.

As a further extension of its fraternal work, they have opened the John F. Kenawell Retreat House and Lodge Building on the property. Both buildings are open to members and non-members to host fraternal or religious events.

CATHOLIC KNIGHTS
----------------

Catholic Knights has a Match Fund Program that has been very successful and has grown dramatically since its beginning in the early 1980s.

Almost all of Catholic Knights' 129 branches get involved in raising funds for their local parishes, schools, families and communities. Last year, Catholic schools and parishes received almost $600,000 as a result of the Match Fund Program.

Catholic Knights families and individuals also benefit from the Match Fund Program. Fundraisers are held to aid individuals with medical expenses. Money raised has helped members and non-members with leukemia, cancer and kidney disease, as well as accident victims. Last year, over $225,000 was donated for the benefit of individuals and branch communities.

Local branch communities raised funds for local fire departments, playgrounds, rescue squad service, libraries, Habitat for Humanity, youth groups and Special Olympics. And recently, 11 Catholic Knights branches joined together to raise funds for the development of a Catholic radio program in the Diocese of La Crosse.

[PHOTO OF CATHOLIC KNIGHTS]


               THE CATHOLIC FRATERNAL ALLIANCE
               1999 SUMMARY
               --------------------------------------------------------

               COMMUNITY SERVICE

               Number of Events.........................      15,562
               Number of Hours..........................     232,333
               Contributions ($)........................ $   974,985
               --------------------------------------------------------

               FRATERNAL SUPPORT

               Number of event..........................      17,004
               Number of Hours..........................     413,637
               Contributions ($)........................ $ 1,974,985
               --------------------------------------------------------

               NUMBER OF MEMBERS

               Insured..................................     225,680

[PHOTO APPEARS HERE]

MANAGEMENT
----------

Todd Investment Advisors, Inc. of Louisville, Kentucky is the sub-adviser for The Catholic Equity Income Fund. Todd was founded in 1967 and manages about $3 billion in public and private accounts. It combines bottom-up and top-down techniques and the focus of its work is valuation. It compares price to intrinsic value in seeking to identify companies with the greatest potential for price appreciation. It also pays close attention to discovering early changes in earnings momentum as well as other factors that could lead to the unlocking of shareholder value. The portfolio manager is Curtiss M. Scott, Jr. Curt is a Chartered Financial Analyst and a 22-year veteran of the investment business.

? 1. For the six months ended March 31, 2000, how did the Fund perform relative to the market and why?

The Catholic Equity Income Fund increased 4.82% versus 17.54% for the S&P 500, an unmanaged index comprised of 500 common stocks representative of the market as a whole. As presented in the table below, this period was an extraordinary time for growth momentum stocks. Regardless of size, growth stocks dramatically outperformed value by a record 2,800 basis points for large-cap stocks, 6,400 basis points for mid-cap stocks and 3,700 basis points for small-cap stocks. As a large-cap value fund, the portfolio performed in line with the value index.

                  Large        Medium           Small
Growth            34.0          68.9            46.3
Value              5.9           4.8             9.0
---------------------------------------------------------
Difference        28.1          64.1            37.3

The outperformance of growth stocks primarily came from the strong performance in technology companies, which has moved their company valuation levels to historically unattractive levels. The portfolio's underweighting in this group was responsible for the constrained performance in the recent six-month period.

2. What factors do you see having the most influence on the markets over the next six months?

The two factors we see having the most negative influence on the market over the next six months are 1) a Federal Reserve that is moving aggressively to cool the economy and 2) the record-high valuations for the largest stocks. This is being positively offset by a solid economy that is experiencing strong productivity and earnings growth. Coupled with a strong IPO supply and mutual fund cash flow demand, 2000 promises to be the most volatile year ever.

3. Until the last two weeks in March, value investing got about as much respect as Rodney Dangerfield. Is there really a new paradigm this time or will value come back?

>From mid-1998, large-cap growth stocks have dominated performance. Prior to that, the market experienced three years of trendless oscillating between value and growth. Going forward, we expect value to improve its relative performance as investors pull back from overvalued growth stocks, in particular, technology issues.

The Catholic Funds  6
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                                                         7   877/222-2402

4. Mr. Greenspan seems committed to raising interest rates to keep inflation in check. How is this affecting the types of companies you look at as potential investments?

Through the end of the first quarter, higher interest rates have suppressed valuations of financials and the so-called "old economy" and have benefited high-growth companies. As we approach the end of the cyclical interest rate hikes, our expectation is for financials to improve their relative performance, similar to what the market experienced in 1994. Also, we look for the overvalued technology sector to be adversely affected by the higher interest rate environment. As valuations improve in the technology sector, we expect to increase portfolio exposure.

PORTFOLIO CHARACTERISTICS                            MARCH 31, 2000

NAV per Share.......................................          $9.95
Total Net Assets....................................     $3,615,438
Number of Holdings..................................             54
Largest Market Cap.................................. $550.0 Billion
Median Market Cap...................................  $21.4 Billion
Smallest Market Cap.................................   $1.0 Billion
Price/Earnings Ratio................................          22.0x
Price/Book Ratio....................................           4.8x


STANDARDIZED RETURNS - CUMULATIVE     MARCH 31, 2000
                       (UNAUDITED)

                          On Net Asset Value      On Offering Price*
--------------------------------------------------------------------
6 Months:                       4.82%                   0.61%
Since Inception 5/3/99:         0.57%                  (3.48)%

Notes to performance information: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

* Total return calculation reflects a maximum sales load of 4.00%.

[PIE CHART APPEARS HERE]

SECTOR BREAKDOWN

Technology.....................  22.1%
Financial......................  14.8
Consumer Cyclicals.............  10.0
Telecommunications.............   7.6
Consumer Non-Cyclicals.........   6.8
Utility........................   6.4
Health Care....................   5.8
Energy.........................   5.6
Industrials....................   5.3
Commercial Services............   5.0
Corporate Bonds................   3.9
Consumer Services..............   2.8
Basic Materials................   1.8
Transport......................   1.2
Cash Equivalents...............   0.9


TOP 5 HOLDINGS - SUBJECT TO CHANGE WITHOUT NOTICE                 MARCH 31, 2000

                                                                                             % of Total Portfolio
MICROSOFT CORPORATION......................................................................                 4.5%
Dominant developer of computer operating systems and applications software
-----------------------------------------------------------------------------------------------------------------
MCI WORLDCOM, INC..........................................................................                 3.6
Second only to AT&T in the U.S. long-distance market
-----------------------------------------------------------------------------------------------------------------
INTEL CORPORATION..........................................................................                 3.5
Worldwide dominant microprocessor developer and manufacturer
-----------------------------------------------------------------------------------------------------------------
KIMBERLY-CLARK CORPORATION.................................................................                 3.2
World's top maker of personal paper products, including Kleenex and Scott
-----------------------------------------------------------------------------------------------------------------
COMPUTER SCIENCES CORPORATION..............................................................                 2.9
Among the world's leaders in information technology consulting, systems integration and outsourcing to global industries and government agencies

The Catholic Large-Cap Growth Fund


[PICTURE OF JOHN S. DALE APPEARS HERE]

John S. Dale, CFA, Portfolio Manager

[PICTURE OF GARY E. NUSSBAUM APPEARS HERE]

Gary E. Nussbaum, CFA, Portfolio Manager


MANAGEMENT

Peregrine Capital Management, Inc. of Minneapolis is the sub-adviser to the Fund. Peregrine was founded in 1984 and is an independently operated subsidiary of Norwest Bank Minnesota N.A. It is organized on the premise that small teams of experienced professionals can deliver superior investment results. It currently manages over $6 billion in public funds and private accounts. It manages The Catholic Large-Cap Growth Fund by concentrating on companies with sustainable earnings growth. It confirms its research by visits to over 150 companies per year. The result is a portfolio with between 30 to 50 companies. The portfolio managers are John S. Dale and Gary E. Nussbaum. They are both senior vice presidents and have been portfolio managers with Peregrine for 13 and 10 years, respectively. They are also both Chartered Financial Analysts.

?1. For the six months ended March 31, 2000, how did the Fund perform relative to the market and why?

The Catholic Large-Cap Growth Fund performed particularly well relative to the market and growth stock benchmarks. Growth stocks outperformed value stocks by a wide margin over this period. Stronger relative earnings growth, combined with a low inflationary environment, were the key drivers of strong growth stock outperformance. Fund investors benefited from our focus on pure, high-quality growth companies. These companies have been producing average earnings growth of 29% over the past twelve months, compared to 15% for the S&P Industrials.

2. What do you see having the most influence on the markets over the next six months?

The Federal Reserve will continue its tight vigilance over inflation. This vigilance, along with other positive factors, should serve to maintain the low and stable pricing environment. U.S. profit growth should remain healthy over the next six months, providing a solid base for stock prices.

We are somewhat concerned with the rise in margin debt. Margin debt jumped considerably just in the past few months. Speculation has clearly spilled onto Main Street. This could have a short-term negative impact, as investors find that leverage can work on the downside. It bears watching.

3. What makes you decide to drop a company from the portfolio? Will you ever sell a good company, such as Cisco Systems, if its stock price gets too high?

We sell stocks for three reasons. One is valuation. We sell a stock before it reaches the bottom, unattractive quartile of our valuation work. Yes, we will sell a company if the stock price gets too high. But our valuation work is based on secular value drivers, versus short-term price movements. Another reason is we avoid a rationalization process that can negatively impact portfolio returns. When we purchase holdings we spell out up-front the most important long-term drivers of growth and profitability for a company. Rather than rationalize, we sell a stock if the company falls off the expected long-term path. The final reason is we remain fully invested, so we must reduce or eliminate a position to add a new position.

The Catholic Funds    8
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                                                         9  877/222-2402

4. We have to ask, do you see any potential market sector "Bubbles" out there that could pop?

The Internet frenzy continues, with the addition of a downside dynamic. Many market participants do not understand the current valuations being placed on Internet companies. However, we believe this sector needs to be viewed much more akin to venture capital. In fact, this venture capital world has moved into the realms of both Wall Street and Main Street. Like venture capital, the return potential is quite high, but so is the risk. Like venture capital, a few companies will produce astronomical long-term returns--even from these levels. But many companies will drop to earth and even blow away. This phenomenon of "venture capital public companies" has accentuated the upside moves. Now it will be interesting to see investor reactions to the myriad of venture failures.

PORTFOLIO CHARACTERISTICS                                  MARCH 31, 2000

NAV per Share............................................          $13.59
Total Net Assets.........................................      $5,827,674
Number of Holdings.......................................              33
Largest Market Cap.......................................  $550.0 Billion
Median Market Cap........................................   $46.5 Billion
Smallest Market Cap......................................    $2.0 Billion
Price/Book Ratio.........................................           10.6x

STANDARDIZED RETURNS - CUMULATIVE      MARCH 31, 2000
                       (UNAUDITED)

                               On Net Asset Value      On Offering Price*
-------------------------------------------------------------------------
6 Months:                           38.96%                   33.37%
Since Inception 5/3/99:             35.90%                   30.42%

Notes to performance information: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

* Total return calculation reflects a maximum sales load of 4.00%.

[PIE CHART APPEARS HERE]

SECTOR BREAKDOWN

Technology.....................  38.1%
Financial......................  17.3
Health Care....................  13.6
Commercial Services............  12.0
Consumer Cyclicals.............   9.7
Industrials....................   4.9
Consumer Non-Cyclicals.........   1.1
Energy.........................   0.7
Cash...........................   2.6

TOP 5 HOLDINGS - SUBJECT TO CHANGE WITHOUT NOTICE       MARCH 31, 2000

                                                                                                    % of Total Portfolio
CISCO SYSTEMS, INC................................................................................                  9.8%
The leading provider of high-performance products used to build local and wide area networks
------------------------------------------------------------------------------------------------------------------------
MICROSOFT CORPORATION.............................................................................                  6.9
Dominant developer of computer operating systems and applications software
------------------------------------------------------------------------------------------------------------------------
INTEL CORPORATION.................................................................................                  6.1
Worldwide dominant microprocessor developer and manufacturer
------------------------------------------------------------------------------------------------------------------------
THE CHARLES SCHWAB CORPORATION....................................................................                  5.9
Provides financial services; it's eSchwab is the #1 online trader
------------------------------------------------------------------------------------------------------------------------
THE GOLDMAN SACHS GROUP, INC......................................................................                  5.0
A leader in global investment banking; one of the top U.S. IPO underwriters

The Catholic Disciplined Capital Appreciation Fund

MANAGEMENT

Vantage Investment Advisors, Inc. of New York City, is the sub-adviser for The Catholic Disciplined Capital Appreciation Fund. Vantage is a U.S. domestic equity manager, with over $9 billion in assets under management, for a diverse client base including pension plans, endowments, foundations, insurance companies, religious organizations and individuals. It believes consistent, long-term performance is produced by a bottom-up, quantitative style of investing that systematically identifies undervalued stocks with above-average earnings potential. It selects securities based upon objective information and utilizes both growth and value criteria such as the price/earnings (P/E) ratio, dividend yield and earnings momentum. This analysis is facilitated by a proprietary computer system. The portfolio is managed by a committee of professionals comprised of Vantage personnel overseen by its office of the chief executive officer.

? 1. For the six months ended March 31, 2000, how did the Fund perform relative to the market and why?

The Fund gained 15.12%, while the S&P 500(R), an unmanaged index comprised of 500 common stocks representative of the market as a whole, gained 17.54%. Positive contributions to performance relative to the market came from good individual stock picking and holding some smaller names with higher than expected earnings growth. Performance was dominated and negatively impacted by the narrow market of the fourth quarter of 1999, the Fund's low P/E orientation and the fact that smaller companies were not rewarded as the largest growth stocks significantly outperformed smaller companies and value stocks.

The market's volatility became quite evident over this period--the narrow and tech-dominated market of the fourth quarter of 1999 broadened in the last three months. Equity markets began 2000 very much like 1999, with growth stocks dominating value stocks substantially. By the end of period, value stocks made some headway but in the end, growth still won out. The reversal in March may be a temporary hiccup in growth's irrational exuberance, or it may be the beginning of a period in which investors come to their senses and realize that fundamentals such as actual earnings do indeed matter.

2. What do you see having the most influence on the markets over the next six months?

As always, the key drivers related to the performance of the stock market are earnings growth expectations, inflation and interest rates. The earnings growth of companies continues to outpace expectations and this will probably be true for the next six months. This is due to companies performing very well and to the market having a somewhat pessimistic attitude towards the market. Recent inflation numbers are beginning to show some signs of potential higher inflation for the future and this will have a negative impact as far as interest rates are concerned. The combination of all these forces will likely mean continued higher volatility for the foreseen future. This bodes well for a disciplined investment process that minimizes the emotional dimension of investing.

3. Does your computer model factor in general economic data such as oil prices, inflation and interest rates?

Our stock selection process, or computer models, takes into account general economic data such as oil prices, inflation and interest rates. It does so in an implicit way by going directly to the earnings expectations that analysts on Wall Street have about the stocks they follow. Ultimately, it is the growth, or lack thereof, in the earnings of companies that drives stock performance, along with interest rates.

The Catholic Funds        10

                                                         11    877/222-2402

4. It is an article of faith with some investors that there is a greater potential risk as well as a greater potential for reward associated with investing in small and mid-cap companies. Is this true?

The last fifty years of investing have taught us that generally for a security to have a higher expected return than another security, it also has a higher expected level of risk. Two securities, where one has a lower risk and higher expected return than the other could not co-exist for very long--the mispriced relationship would be arbitraged away. This illustration highlights what active management is all about--finding the cheaper securities with the lower or equal risk levels and selling the expensive securities with higher or equal risk. At an asset class level, smaller companies tend to be riskier than the larger companies, but tend also to have higher growth rates. The higher risk brings with it higher expected earnings growth rates. If the growth rates were not higher, the prices of smaller companies would have to fall in relation to the bigger companies. In a nutshell, it is true that higher expected returns are generally accompanied with higher expected risk and vice versa.

PORTFOLIO CHARACTERISTICS                                   MARCH 31, 2000

NAV per Share............................................          $11.14
Total Net Assets.........................................      $4,417,449
Number of Holdings.......................................             124
Largest Market Cap.......................................  $550.0 Billion
Median Market Cap........................................    $7.8 Billion
Smallest Market Cap......................................    $0.8 Billion
Price/Book Ratio.........................................            3.8x


STANDARDIZED RETURNS - CUMULATIVE      MARCH 31, 2000
                       (UNAUDITED)

                                On Net Asset Value      On Offering Price*
--------------------------------------------------------------------------
6 Months:                            15.12%                   10.56%
Since Inception 5/3/99:              11.55%                    7.05%

Notes to performance information: Share values and total returns are subject to fluctuation. Shares, when redeemed, may be worth more or less than their original cost. Past performance is not an indication of future results.

* Total return calculation reflects a maximum sales load of 4.00%.

[PIE CHART APPEARS HERE]

SECTOR BREAKDOWN

Technology...................   29.2%
Financial....................   19.2
Health Care..................    9.3
Consumer Cyclicals...........    8.6
Telecommunications...........    8.1
Consumer Services............    5.0
Consumer Non-Cyclicals.......    4.8
Energy.......................    3.9
Commercial Services..........    3.5
Basic Materials..............    2.8
Industrials..................    1.7
Utility......................    1.3
Transport....................    1.0
Cash.........................    1.6

TOP 5 HOLDINGS - SUBJECT TO CHANGE WITHOUT NOTICE       MARCH 31, 2000

                                                                                              % of Total Portfolio
MICROSOFT CORPORATION........................................................................                 4.0%
Dominant developer of computer operating systems and applications software
-----------------------------------------------------------------------------------------------------------------
TEXAS INSTRUMENTS, INC.......................................................................                 2.2
Makes semiconductors, analog chips, logic chips and microprocessors
-----------------------------------------------------------------------------------------------------------------
EMC CORPORATION..............................................................................                 2.0
#1 maker of mainframe computer disk memory hardware and software
-----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER & COMPANY.........................................................                 1.9
#2 retail broker in the United States; top online broker; leading asset management company
-----------------------------------------------------------------------------------------------------------------
IBM CORPORATION..............................................................................                 1.9
World's top provider of computer hardware, #2 provider of software

The Catholic Money Market Fund

[PICTURE OF JAY N. MUELLER APPEARS HERE]

Jay N. Mueller, Portfolio Manager

MANAGEMENT

Strong Capital Management Inc. is an active international and domestic equity and fixed-income manager located in Menomonee Falls, Wisconsin. It advises a mutual fund family, Strong Funds, and provides other investment services with over $38 billion in individual and institutional assets. The portfolio manager, Jay N. Mueller, CFA, joined Strong in September 1991 as a securities analyst and portfolio manager. For four years prior to that, he was a securities analyst and portfolio manager with R. Meeder & Associates of Dublin, Ohio. Jay received his B.A. in Economics in 1982 from the University of Chicago. Jay is also a Chartered Financial Analyst. In addition to The Catholic Money Market Fund, he manages several other money market funds for Strong. He emphasizes the top-down analysis of the economy, interest rates, and the supply of and demand for credit.

>From the Adviser

The Catholic Money Market Fund began taking investments on January 7, 2000. Its objective is to provide attractive yields and a stable share price of $1.00 by investing in a portfolio of high quality short-term debt securities issued by entities that meet the core Catholic value screening process for all The Catholic Funds.

On March 23, 2000, the Fund received an Aaa money market fund rating from Moody's Investor Services, a nationally recognized securities rating organization or NRSRO. This rating reflects the quality of the Fund's permitted investments and the experience of the Fund's sub-adviser. This rating also incorporates average weighted maturity guidelines and expected liquidity management. This rating relates to portfolio quality rather than to any expected investment return and it is not a comparison to any other fund.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PORTFOLIO CHARACTERISTICS                            MARCH 31, 2000

NAV per Share.......................................          $1.00
Total Net Assets....................................    $10,452,880
Number of Holdings..................................             24

MONEY RATES**   MARCH 31, 2000

[GRAPH APPEARS HERE]

The Catholic Money Market Fund
30-Day Yield.................................  5.22%

National Average Six-Month
Certificate of Deposit Rate*.................  4.78%

National Average
Bank Money Market*...........................  2.01%

National Average Interest Checking*..........  0.83%

 *Barron's

**The yield on The Catholic Money Market Fund may go up or down on a daily basis. Certificates of deposit and other bank accounts and certificates are insured by the FDIC and may have rates of return that are guaranteed for a fixed period of time.

The Catholic Funds     12

                                                              13    877/222-2402

Schedule of Investments
AS OF MARCH 31, 2000 (UNAUDITED)

                        THE CATHOLIC EQUITY INCOME FUND

Common Stocks (95.3%)                                                                     Shares         Market Value
---------------------------------------------------------------------------------------------------------------------
AEROSPACE (2.4%)
---------------
Honeywell International, Inc.                                                                 1,750        $   92,203
Formerly AlliedSignal; produces a wide variety of automated controls for the aerospace, automotive, pharmaceutical, fibers and plastics industries
                                                                                          ---------------------------
                                                                                          Total                92,203
                                                                                          ---------------------------
AIR TRANSPORTATION (1.1%)
-------------------------
Delta Air Lines, Inc.                                                                           800            42,600
Provides air transportation in the U.S. and more than 30 other countries
                                                                                          ---------------------------
                                                                                          Total                42,600
                                                                                          ---------------------------
AUTOS & TRUCKS (2.0%)
---------------------
Ford Motor Company                                                                            1,600            73,500
World's largest truck maker; #2 manufacturer of cars and trucks combined
                                                                                          ---------------------------
                                                                                          Total                73,500
                                                                                          ---------------------------
BANKING (8.0%)
--------------
Bank of America Corporation                                                                   1,700            89,144
The first coast-to-coast bank with about 11,500 branches globally

Bank One Corporation                                                                          1,300            44,687
A superregional bank with some 2,000 branches in 14 states

Regions Financial Corporation                                                                   700            15,969
Provides consumer banking and financial services out of more than 700 offices

The Chase Manhattan Corporation                                                                 900            78,469
Offers commercial, consumer and investment banking services globally

Wachovia Corporation                                                                          1,050            70,941
A southeastern interstate bank holding company offering consumer and corporate banking services
                                                                                          ---------------------------
                                                                                          Total               299,210
                                                                                          ---------------------------
COMPUTER PRODUCTS & SERVICES (14.1%)
------------------------------------
Computer Associates International, Inc.                                                       1,300            76,944
Offers software products including data access and network management tools

Computer Sciences Corporation*                                                                1,400           110,775
Among the world's leaders in information technology consulting, systems integration and outsourcing to global industries and government agencies

Compuware Corporation*                                                                        2,400            50,550
Products include testing, development and management software, stand-alone mainframes and corporate computer networks

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                 THE CATHOLIC EQUITY INCOME FUND

Common Stocks (95.3%)                                                                         Shares        Market Value
--------------------------------------------------------------------------------------------------------------------------
International Business Machines Corporation                                                     600            $ 70,800
World's top provider of computer hardware; #2 provider of software

Microsoft Corporation*                                                                        1,600             170,000
Dominant developer of computer operating systems and applications software

SunGard Data Systems, Inc.*                                                                   1,300              49,075
A computer services and software company
                                                                                           -------------------------------
                                                                                           Total                528,144
                                                                                           -------------------------------

COSMETICS & TOILETRIES (3.2%)
-----------------------------

Kimberly-Clark Corporation                                                                    2,150             120,400
World's top maker of personal paper products, including Kleenex and Scott
                                                                                           -------------------------------
                                                                                           Total                120,400
                                                                                           -------------------------------

DRUGS & MEDICAL SUPPLIES (7.2%)
-------------------------------

Abbott Laboratories                                                                           2,500              87,969
One of the top U.S. health care and pharmaceutical producers

Bristol-Myers Squibb Company                                                                    950              54,863
Sells pharmaceuticals and personal care products, including Clairol and Excedrin

Cardinal Health, Inc.                                                                         1,100              50,462
A large U.S. wholesaler of pharmaceuticals and surgical and hospital supplies

Merck & Company, Inc.                                                                         1,250              77,656
#1 drug maker in the U.S.; one of the world's largest prescription drug companies
                                                                                           -------------------------------
                                                                                           Total                270,950
                                                                                           -------------------------------

ELECTRICAL EQUIPMENT (3.7%)
---------------------------

Emerson Electric Co.                                                                            600              31,725
Offers appliances and tools; electronics; telecommunications products and industrial automation products, HVAC components; and process-control products for the commercial and industrial sectors

General Electric Company                                                                        700             108,631
Produces aircraft engines, transportation equipment, appliances, lighting, electric distribution and control equipment and related products
                                                                                           -------------------------------
                                                                                           Total                140,356
                                                                                           -------------------------------

ELECTRONICS (3.5%)
------------------

Intel Corporation                                                                             1,000             131,937
Worldwide dominant microprocessor developer and manufacturer
                                                                                           -------------------------------
                                                                                           Total                131,937
                                                                                           -------------------------------

The Catholic Funds    14           The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                             15     877/222-2402

                        THE CATHOLIC EQUITY INCOME FUND

Common Stock (95.3%)                                                                          Shares            Market Value
----------------------------------------------------------------------------------------------------------------------------

ENERGY SERVICES (4.5%)
----------------------
Duke Energy Corporation                                                                               1,500       $   78,750
Provides electricity to two million people; also moves natural gas through 11,500 miles of pipeline that stretch from the Gulf Coast to the northeastern U.S.

TECO Energy, Inc.                                                                                     2,700           52,481
Holding company for Tampa Electric; has subsidiaries in unregulated businesses

Texas Utilities Company                                                                               1,350           40,078
Supplies energy to more than nine million customers in Australia, Europe,
Mexico and Texas; involved in U.S. deregulated businesses
                                                                                              ------------------------------
                                                                                              Total                  171,309
                                                                                              ------------------------------

FINANCIAL SERVICES (7.7%)
-------------------------
Fannie Mae                                                                                            1,200           67,725
A public company whose existence is mandated by the U.S. government; its purpose is to provide liquidity in the mortgage market

H & R Block, Inc.                                                                                       700           31,325
In addition to its tax operations in the U.S., Canada, Australia and the UK, it also provides mortgage services, financial planning, investment advice and accounting

Household International, Inc.                                                                         1,000           37,312
Through its subsidiaries, provides co-branded and private-label credit cards, as well as financing for purchases

MBIA, Inc.                                                                                              800           41,650
Holding company for Municipal Bond Investors Assurance Corp., the U.S.'s
leading financial guarantor for state and local governments, nonmunicipal issuers and financial institutions

MBNA Corporation                                                                                      2,200           56,100
World's third-largest issuer of credit and the leading issuer of affinity cards

MGIC Investment Corporation                                                                           1,300           56,712
The parent company of Mortgage Guaranty Insurance, the leading provider of private mortgage insurance to lenders
                                                                                              ------------------------------
                                                                                              Total                  290,824
                                                                                              ------------------------------
FOOD & BEVERAGE (4.4%)
----------------------
Anheuser-Busch Companies, Inc.                                                                        1,350           84,038
World's largest brewer; also operates theme parks and water parks

Safeway, Inc.*                                                                                        1,800           81,450
A food retailer with over 1,500 stores located throughout the U.S. and Canada
                                                                                              ------------------------------
                                                                                              Total                  165,488
                                                                                              ------------------------------
INSURANCE (2.0%)
----------------
CIGNA Corporation                                                                                     1,000           75,750
A multiline insurance and financial services company
                                                                                              ------------------------------
                                                                                              Total                   75,750
                                                                                              ------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                 THE CATHOLIC EQUITY INCOME FUND

Common stocks (95.3%)                                                                          Shares              Market Value
------------------------------------------------------------------------------------------------------------------------------
OIL (7.4%)
----------
Atlantic Richfield Company                                                                           700           $    59,500
An integrated oil company engaging in the exploration, production, refining and marketing of crude oil, natural gas and natural gas liquids

Burlington Resources, Inc.                                                                         1,000                37,000
The largest independent oil and gas company in the United States (in terms of proved reserves) and the #4 producer of natural gas in North America

Coastal Corporation                                                                                1,500                69,000
A diversified energy company involved in natural gas, petroleum, chemicals, power plants and trucking

Conoco, Inc., Class A                                                                              1,300                32,013
An integrated oil and gas company, exploring for petroleum in 15 countries

Texaco, Inc.                                                                                       1,500                80,438
Markets fuel and lubricants worldwide; operates transportation, trading and distribution facilities
                                                                                              --------------------------------
                                                                                              Total                    277,951
                                                                                              --------------------------------
PAPER PRODUCTS (1.8%)
---------------------
Willamette Industries, Inc.                                                                        1,700                68,212
Owns more than 100 pulp, paper and other wood-product manufacturing plants
                                                                                              --------------------------------
                                                                                              Total                     68,212
                                                                                              --------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITs) (5.0%)
--------------------------------------------
Archstone Communities Trust                                                                        2,000                39,875
The second-largest apartment real estate investment trust in the United States

First Industrial Realty Trust, Inc.                                                                1,800                49,050
A real estate investment trust that acquires, develops and manages industrial real estate in about 25 states

Mack-Cali Realty Corporation                                                                       1,500                38,250
A real estate investment trust that owns, leases and manages office buildings

Simon Property Group, Inc.                                                                           800                19,200
U.S.'s largest owner of malls; owns, develops or manages more than 240 properties and gained paired-share status after buying Corporate Property
Investors in 1998

Spieker Properties, Inc.                                                                             950                42,275
A real estate investment trust that owns about 40 million sq. ft. of industrial, office and retail space
                                                                                              --------------------------------
                                                                                              Total                    188,650
                                                                                              --------------------------------
RETAIL (5.9%)
-------------
Dollar General Corporation                                                                         2,625                70,547
A chain of about 4,000 discount stores in 24 midwestern and southeastern states

The Catholic Funds  16        The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                               17   877/222-2402

                                                 THE CATHOLIC EQUITY INCOME FUND

Common Stocks (95.3%)                                                                       Shares      Market Value
-----------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.*                                                                 800     $  33,400
The largest upscale department store retailer in the United States, with over
400 stores in 33 states including the prestigious Bloomingdale's and Macy's chains

Target Corporation                                                                               1,600       119,600
Formerly Dayton Hudson; operates 1,200-plus stores in three formats: Target, a discount chain with more than 900 stores; Mervyn's California, mid-range department stores; Dayton's, Hudson's and Marshall Field's, upscale department stores
                                                                                            ---------------------------
                                                                                              Total          223,547
                                                                                            ---------------------------
TELECOMMUNICATIONS (11.4%)
--------------------------
GTE Corporation                                                                                    850        60,350
Serves more than 23 million local phone customers; offers long-distance cellular and PCS phone service, consumer Internet access and related services

Lucent Technologies, Inc.                                                                        1,100        66,825
Leading U.S. maker of telecom equipment and software

MCI WORLDCOM, Inc.*                                                                              3,000       135,937
Second only to AT&T in the U.S. long-distance market; its UUNET unit offers
Internet access to businesses over a massive Internet backbone; plans to offer high-speed Internet access via wireless cable

SBC Communications, Inc.                                                                         1,100        46,200
Operates more than 37 million access lines in eight states and has agreed to buy
Ameritech in a deal that would create the nation's top local telephone company

Tellabs, Inc.*                                                                                   1,200        75,581
Produces equipment used to transmit data, video and voice signals and develops related access and transport network systems

U S WEST, Inc.                                                                                     600        43,575
Provides local phone and related services
                                                                                            ---------------------------
                                                                                              Total          428,468
                                                                                            ---------------------------
                                                                -------------------------------------------------------
                                                                  Total Common Stocks (Cost $3,668,098)    3,589,499
                                                                -------------------------------------------------------

*Nondividend-paying stock

                                                                                           Principal
Fixed-Income Investments (3.9%)                                                               Amount      Market Value
-----------------------------------------------------------------------------------------------------------------------
CORPORATE INVESTMENTS (3.9%)
----------------------------
Atlantic Richfield Company, 5.90%, 4/15/2009                                                $ 25,000        $ 22,743
Bank of America Corporation, 7.75%, 7/15/2002                                                 50,000          50,323
Jones Apparel Group, 7.875%, 6/15/2006                                                        25,000          24,349
Lexmark International Group, Inc., 6.75%, 5/15/2008                                           25,000          23,121
Nielsen Media Research, 7.60%, 6/15/2009                                                      25,000          24,577
                                                                                           ----------------------------
                                                                                            Total            145,113
                                                                                           ----------------------------
                                                      -----------------------------------------------------------------
                                                       Total Fixed-Income Investments (Cost $148,219)        145,113
                                                      -----------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                              THE CATHOLIC EQUITY INCOME FUND



                                         Principal
Short-Term Investment (0.9%)                Amount               Market Value
------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTE (0.9%)
-------------------------------
Wisconsin Corporate Central Credit Union   $34,534                    $34,534
           -------------------------------------------------------------------
           Total Short-Term Investment (Cost $34,534)                  34,534
           -------------------------------------------------------------------
           -------------------------------------------------------------------
           Total Investments (100.1%) (Cost $3,850,851)             3,769,147
           -------------------------------------------------------------------
           -------------------------------------------------------------------
           Liabilities, less Other Assets (-0.1%)                      (1,946)
           -------------------------------------------------------------------
           -------------------------------------------------------------------
           TOTAL NET ASSETS (100.0%)                               $3,767,201
           -------------------------------------------------------------------


The Catholic Funds 18    The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                               19   877/222-2402

Schedule of Investments
AS OF MARCH 31, 2000 (UNAUDITED)

                                              THE CATHOLIC LARGE-CAP GROWTH FUND

Common Stocks (97.6%)                                                                 Shares       Market Value
-----------------------------------------------------------------------------------------------------------------
BANKING (1.2%)
--------------
State Street Corporation                                                                   700         $ 67,813
An institutional investor services and investment management firm
                                                                                      ---------------------------
                                                                                      Total              67,813
                                                                                      ---------------------------
BUSINESS SERVICES (4.3%)
------------------------
Cintas Corporation                                                                       2,200           86,213
Designs, makes, rents and sells uniforms in the U.S. and Canada

Paychex, Inc.                                                                            3,150          164,981
Processes the payrolls of some 300,000 clients
                                                                                      ---------------------------
                                                                                      Total             251,194
                                                                                      ---------------------------
COMPUTER PRODUCTS & SERVICES (20.9%)
------------------------------------
Cisco Systems, Inc.*                                                                     7,400          572,112
The leading provider of high-performance products used to build wide area networks

DST Systems, Inc.*                                                                         800           51,950
Provides information processing services and computer software products and services to mutual funds, insurance companies and banks

EMC Corporation*                                                                         1,300          162,500
#1 maker of mainframe computer disk memory hardware and software

Microsoft Corporation*                                                                   3,800          403,749
Dominant developer of computer operating systems and applications software

SunGard Data Systems, Inc.*                                                                800           30,200
A computer services and software company
                                                                                      ---------------------------
                                                                                      Total           1,220,511
                                                                                      ---------------------------
DATA PROCESSING (5.2%)
----------------------
Automatic Data Processing, Inc.                                                          1,800           86,850
The largest payroll and tax filing processor in the world

First Data Corporation                                                                   3,400          150,450
The U.S.'s largest third-party processor of credit card transactions

Fiserv, Inc.*                                                                            1,800           66,938
Provides check clearing, funds transfer, credit card administration and data
processing outsourcing services to about 7,000 financial institutions                 ---------------------------
                                                                                      Total             304,238
                                                                                      ---------------------------
DRUGS & MEDICAL SUPPLIES (11.7%)
--------------------------------
Cardinal Health, Inc.                                                                      800           36,700
A large U.S. wholesaler of pharmaceuticals and surgical and hospital supplies

The accompanying Notes to Financial Statements are an integral part of this schedule.

                      THE CATHOLIC LARGE-CAP GROWTH FUND

Common Stocks (97.6%)                                                                  Shares         Market Value
------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                                         5,150            $ 264,903
World's #1 maker of implantable biomedical devices

Merck & Company, Inc.                                                                   1,800              111,825
#1 drug maker in the U.S.; one of the world's largest prescription drug companies

Pfizer, Inc.                                                                            5,200              190,125
Makes drugs and consumer health products

Warner-Lambert Company                                                                    800               78,000
Makes pharmaceuticals and consumer products such as Listerine, Clorets and Certs
                                                                                       ---------------------------
                                                                                       Total               681,553
                                                                                       ---------------------------
ELECTRONICS (10.5%)
------------------
Intel Corporation                                                                       2,700              356,231
Worldwide dominant microprocessor developer and manufacturer

Solectron Corporation*                                                                  6,400              256,400
Provides integrated manufacturing services to an array of technology companies
                                                                                       ---------------------------
                                                                                       Total               612,631
                                                                                       ---------------------------
ENERGY SERVICES (0.7%)
---------------------
Schlumberger Limited                                                                      500               38,250
One of the world's largest and most diversified oil services firms
                                                                                       ---------------------------
                                                                                       Total                38,250
                                                                                       ---------------------------
ENTERTAINMENT (0.7%)
-------------------
The Walt Disney Company                                                                 1,000               41,375
A media company with interests in TV and movies; well known for its theme parks
                                                                                       ---------------------------
                                                                                       Total                41,375
                                                                                       ---------------------------
FINANCIAL SERVICES (13.3%)
-------------------------
The Charles Schwab Corporation                                                          6,100              346,556
Provides financial services; its eSchwab is the #1 online trader

The Goldman Sachs Group, Inc.                                                           2,800              294,350
A leader in global investment banking; one of the top U.S. IPO underwriters

T. Rowe Price Associates, Inc.                                                          3,500              138,250
Manages the proprietary T. Rowe Price Mutual Funds; provides other asset management services for individuals and institutions
                                                                                       ---------------------------
                                                                                       Total               779,156
                                                                                       ---------------------------

The Catholic Funds  20     The accompanying Notes to Financial Statements are an integral part of this schedule

                                                             21     877/222-2402

                                              THE CATHOLIC LARGE-CAP GROWTH FUND

Common Stocks (97.6%)                                                           Shares      Market Value
--------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE (1.1%)
----------------------
The Coca-Cola Company                                                                 1,400     $ 65,713
World's top soft-drink company
                                                                                ------------------------
                                                                                Total             65,713
                                                                                ------------------------

HEALTH CARE SERVICES (1.9%)
---------------------------
IMS Health, Inc.                                                                      6,700      113,481
A leading worldwide provider of information and decision-support services to the pharmaceutical and health care industries
                                                                                ------------------------
                                                                                Total            113,481
                                                                                ------------------------
INSURANCE (4.1%)
----------------
American International Group, Inc.                                                    2,175      238,163
One of the world's largest insurance firms with operations in 130 countries
                                                                                ------------------------
                                                                                Total            238,163
                                                                                ------------------------

RETAIL (9.5%)
-------------
Costco Wholesale Corporation*                                                         2,600      136,663
The largest wholesale club operator in the United States; also operates internationally

Fastenal Company                                                                        500       23,938
Sells industrial and construction supplies in 600 stores

Home Depot, Inc.                                                                      4,200      270,900
Do-it-yourselfers and contractors alike look to this home center leader for its prices, selection and unmatched service

Staples, Inc.*                                                                        6,300      126,000
Sells office products, furniture, computers, and printing and photocopying services at more than 1,000 stores in the U.S., Canada, Germany and the UK
                                                                                ------------------------
                                                                                Total            557,501
                                                                                ------------------------
TELECOMMUNICATIONS (12.5%)
-------------------------
Lucent Technologies, Inc.                                                             3,300      200,475
Leading U.S. maker of telecom equipment and software

Nokia Oyj, ADR                                                                        1,200      260,700
World's #1 mobile phone maker; headquartered in Finland

Telefonaktiebolaget LM Ericsson, ADR                                                  2,900      272,056
A Swedish telecommunications equipment maker; a leader in mobile phone sales
                                                                                ------------------------
                                                                                Total            733,231
                                                                                ------------------------
                                                   -----------------------------------------------------
                                                   Total Common Stocks (Cost $4,230,851)       5,704,810
                                                   -----------------------------------------------------

*Nondividend-paying stock

The accompanying Notes to Financial Statements are an integral part of this schedule.

                                              THE CATHOLIC LARGE-CAP GROWTH FUND

                                                                     Principal
Short-Term Investments (3.8%)                                        Amount     Market Value
--------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (3.8%)
---------------------------------
Warner-Lambert Company                                              $ 16,524      $   16,524
Wisconsin Corporate Central Credit Union                             158,077         158,077
Wisconsin Electric Company                                            46,419          46,419
                             ---------------------------------------------------------------
                             Total Short-Term Investments (Cost $221,020)            221,020
                             ---------------------------------------------------------------
                             ---------------------------------------------------------------
                             Total Investments (101.4%) (Cost $4,451,871)          5,925,830
                             ---------------------------------------------------------------
                             ---------------------------------------------------------------
                             Liabilities, less Other Assets (-1.4%)                  (81,632)
                             ---------------------------------------------------------------
                             ---------------------------------------------------------------
                             TOTAL NET ASSETS (100.0%)                            $5,844,198
                             ---------------------------------------------------------------

The Catholic Funds  22                         The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                            23     877/222-2402

Schedule of Investments
AS OF MARCH 31, 2000 (UNAUDITED)
THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (97.2%)                                                                      Shares               Market Value
----------------------------------------------------------------------------------------------------------------------------
AEROSPACE (0.8%)
----------------
Cordant Technologies, Inc.                                                                   400                  $ 22,625
Global leader in solid rocket-propulsion systems and the sole maker of solid rocket boosters for NASA's space shuttle program

The B.F. Goodrich Company                                                                    500                    14,344
A leader in aerospace systems and services and in specialty chemicals; it no longer makes tires
                                                                                       -------------------------------------
                                                                                       Total                        36,969
                                                                                       -------------------------------------
AIR TRANSPORTATION (1.0%)
-------------------------
Delta Air Lines, Inc.                                                                        400                    21,300
Provides air transportation in the U.S. and more than 30 other countries

UAL Corporation*                                                                             400                    23,950
Holding company for United Air Lines, the #1 air carrier in the world
                                                                                       -------------------------------------
                                                                                       Total                        45,250
                                                                                       -------------------------------------
AUTOS & TRUCKS (1.5%)
---------------------
Delphi Automotive Systems Corporation                                                        209                     3,344
World's largest maker of auto parts; a spinoff from GM

Ford Motor Company                                                                           800                    36,750
World's largest truck maker; #2 manufacturer of cars and trucks combined

General Motors Corporation                                                                   300                    24,844
World's #1 maker of cars and trucks; GMAC unit provides financing services
                                                                                       -------------------------------------
                                                                                       Total                        64,938
                                                                                       -------------------------------------
BANKING (3.3%)
--------------
Charter One Financial, Inc.                                                                1,400                    30,240
Holding company for Charter One Bank (among the top five U.S. thrifts)

Dime Bancorp, Inc.                                                                         1,000                    18,500
The parent of Dime Savings Bank of New York, The fifth-largest U.S. thrift

Fleet Boston Corporation                                                                     600                    21,900
Searves customers in the Northeast Through about 1,200 branches, providing banking, asset management and data processing

The Chase Manhattan Corporation                                                              600                    52,312
Holding company for Union Bank of California, which operates globally

UnionBanCal Corporation                                                                      800                    22,050
Holding company for Union Bank of California, which operates globally
                                                                                       -------------------------------------
                                                                                       Total                       145,002
                                                                                       -------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (97.2%)                                                                          Shares              Market Value
-------------------------------------------------------------------------------------------------------------------------------
CASINOS & HOTELS (0.8%)
-----------------------
Harrah's Entertainment, Inc.*                                                                       1,100            $   20,419
World's second-largest gaming company

Mandalay Resort Group*                                                                              1,000                16,875
Owns 10 casino/hotels in Nevada, including Mandalay Bay, Circus Circus,
Excalibur and Luxor in Las Vegas
                                                                                               --------------------------------
                                                                                               Total                     37,294
                                                                                               --------------------------------
CHEMICALS (1.7%)
----------------
Dow Chemical Company                                                                                  300                34,200
World leader in the production of plastics, chemicals, hydrocarbons, herbicides and pesticides

The Lubrizol Corporation                                                                              800                23,050
Makes fuel additives designed to control deposits and improve combustion, with 1,100 products marketed worldwide

W.R. Grace & Company*                                                                               1,400                17,762
Focuses on catalysts, construction materials, and coatings and sealants
                                                                                               --------------------------------
                                                                                               Total                     75,012
                                                                                               --------------------------------
COMPUTER PRODUCTS & SERVICES (7.6%)
-----------------------------------
Adaptec, Inc.*                                                                                        900                34,762
Makes hardware and software that speed data transfer between computers, peripherals and networks, dominating the market for SCSI technology

EMC Corporation*                                                                                      700                87,500
#1 maker of mainframe computer disk memory hardware and software

Microsoft Corporation*                                                                              1,650               175,313
Dominant developer of computer operating systems and applications software

Opus360 Corporation, Rights                                                                            10                     0
A business-to-business online employment firm

Safeguard Scientifics, Inc.*                                                                          600                42,188
Invests in young, primarily high-tech ventures, providing entrepreneurial and managerial assistance to make the companies' stock desirable
                                                                                               --------------------------------
                                                                                               Total                    339,763
                                                                                               --------------------------------
COMPUTERS & SOFTWARE (8.6%)
---------------------------
Adobe Systems, Inc.                                                                                   500                55,656
Leader in desktop publishing software, including Photoshop, Illustrator and
PageMaker

Apple Computer, Inc.*                                                                                 400                54,325
Makes such products as the Macintosh computer, the fruit-colored iMac, the
Mac OS, servers, peripherals and software

The Catholic Funds 24              The accompanying Notes to Financial Statements are itegral part of this schedule.

                                                               25   877/222-2402
 Schedule of Investments (continued)

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (97.2%)                                                                  Shares       Market Value
----------------------------------------------------------------------------------------------------------------
BMC Software, Inc.*                                                                       550           $ 27,156
Provides more than 200 software tools for corporate networked computers

Computer Associates International, Inc.                                                   600             35,512
Offers software products including data access and network management tools

Compuware Corporation*                                                                  1,000             21,062
Makes testing, development and management software for programs running on stand-alone mainframe computer systems and in corporate networks

Gateway, Inc.*                                                                            600             31,800
#2 direct marketer of personal computers in the U.S.

International Business Machines Corporation                                               700             82,600
World's top provider of computer hardware; #2 provider of software

Oracle Corporation*                                                                       900             70,256
The leading developer of database management systems software, which lets multiple users and applications access the same data simultaneously
                                                                                       -------------------------
                                                                                       Total             378,367
                                                                                       -------------------------
COMMUNICATIONS (2.6%)
---------------------
Broadwing, Inc.                                                                         1,200             44,625
Formerly Cincinnati Bell; provides telecommunications services and offers long-
distance, Internet and data services to resellers and business customers over a nearly completed network that will extend 18,000 miles

Motorola, Inc.                                                                            500             71,188
Makes cellular products, semiconductors, two-way radios, pagers, computers and networking peripherals
                                                                                       -------------------------
                                                                                       Total             115,813
                                                                                       -------------------------
CONSUMER PRODUCTS (0.8%)
------------------------
Tupperware Corporation                                                                  2,100             33,206
Makes a variety of household products
                                                                                       -------------------------
                                                                                       Total              33,206
                                                                                       -------------------------
COSMETICS & TOILETRIES (1.6%)
-----------------------------
Avon Products, Inc.                                                                     1,400             40,687
World's largest direct seller of cosmetics and beauty-related items

Kimberly-Clark Corporation                                                                500             28,000
World's top maker of personal paper products, including Kleenex and Scott
                                                                                       -------------------------
                                                                                       Total              68,687
                                                                                       -------------------------
DISTRIBUTION (0.8%)
-------------------
Tech Data Corporation*                                                                  1,100             36,163
World's #2 distributor of microcomputer products
                                                                                       -------------------------
                                                                                       Total              36,163
                                                                                       -------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (97.2%)                                                                Shares              Market Value
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SERVICES & MANUFACTURING (1.3%)
-------------------------------------------
Tyco International Ltd.                                                                   1,000            $   49,875
World leader in security and fire protection

Viad Corporation                                                                            350                 8,006
A leading provider of convention services; offers exhibit design and production services
                                                                                     --------------------------------
                                                                                     Total                     57,881
                                                                                     --------------------------------
DRUGS & MEDICAL SUPPLIES (3.6%)
-------------------------------
AmeriSource Health Corporation*                                                             800                12,000
Distributes wholesale pharmaceuticals and health care products

Bergen Brunswig Corporation, Class A                                                      1,200                 8,100
Distributes drugs and medical-surgical supplies; provides over-the-counter medications, beauty products and sundries

Forest Laboratories, Inc.*                                                                  600                50,700
Develops and manufactures name-brand and generic prescription and nonprescription pharmaceutical products

MedImmune, Inc.*                                                                            200                34,825
Develops drugs for transplants and infectious diseases

Schering-Plough Corporation                                                               1,500                55,125
Develops and markets prescription drugs, animal health products, over-the-
counter drugs, and foot care and sun care products
                                                                                     --------------------------------
                                                                                     Total                    160,750
                                                                                     --------------------------------
ELECTRONICS (5.5%)
------------------
eMerge Interactive, Inc.*                                                                    20                   602
Offers live cattle sales and auctions, as well as news and information (weather updates, commodities reports) on the cattle industry; provides thermal infrared imaging systems for use by veterinarians

Johnson Controls, Inc.                                                                      700                37,844
Makes automobile seats, interior systems and batteries, as well as environmental control systems for commercial buildings

L-3 Communications Holdings, Inc.*                                                          300                15,600
Makes sophisticated secure communications products

Sanmina Corporation*                                                                        600                40,538
A contract manufacturer of high-end electronic components

SCI Systems, Inc.*                                                                        1,000                53,813
World's #2 contract manufacturer of electronic components

Texas Instruments, Inc.                                                                     600                96,000
Makes semiconductors, analog chips, logic chips, microprocessors
                                                                                     --------------------------------
                                                                                     Total                    244,397
                                                                                     --------------------------------

The Catholic Funds 26              The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                             27     877/222-2402

THE CATHOIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (97.2%)                                                                          Shares         Market Value
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (10.7%)
--------------------------
Ambac Financial Group, Inc.                                                                       500         $     25,187
A financial holding company whose subsidiaries sell financial guaranty insurance

Citigroup, Inc.                                                                                 1,050               62,278
The largest financial services company (formed from the merger of Citicorp and
Travelers Group)

Deluxe Corporation                                                                                600               15,900
#1 check printer in the U.S.; a leading provider of electronic payment systems

Donaldson, Lufkin & Jenrette, Inc.                                                                700               36,225
Does investment and merchant banking and provides funding for companies via direct investment as well as managing and underwriting securities

Freddie Mac                                                                                       500               22,094
Buys conventional residential mortgages from banks and mortgage bankers

Household International, Inc.                                                                     600               22,387
Through its subsidiaries, provides co-branded and private-label credit cards, as well as financing for purchases

J.P. Morgan & Company                                                                             300               39,525
Offers a wide variety of commercial banking and investment services

Merrill Lynch & Company, Inc.                                                                     400               42,000
A retail/wholesale financial supermarket

Morgan Stanley Dean Witter & Company                                                            1,000               81,563
Investment banking and retail brokerage company; leading credit card issuer

Paine Webber Group, Inc.                                                                          700               30,800
Provides retail brokerage, investment banking, municipal securities underwriting, real estate, institutional stock and bond trading, asset management and transaction services with about 300 offices worldwide

The Bear Stearns Companies, Inc.                                                                  840               38,325
A top U.S. securities trading, investment banking and brokerage firm

The Goldman Sachs Group, Inc.                                                                     350               36,794
A leader in global investment banking; one of the top U.S. IPO underwriters

Washington Mutual, Inc.                                                                           700               18,550
The largest U.S. thrift with more than 2,000 facilities
                                                                                             -----------------------------
                                                                                             Total                 471,628
                                                                                             -----------------------------
FOOD & BEVERAGE (4.5%)
----------------------
General Mills, Inc.                                                                               600               21,712
Makes and markets a variety of food products including Cheerios, Gold Medal,
Betty Crocker, Bisquick, Hamburger Helper and Fruit Roll-Ups

Keebler Foods Company*                                                                            900               25,819
#2 cookie and cracker maker in the U.S.; #1 supplier of Girl Scout cookies

McCormick & Company, Inc.                                                                       1,100               35,475
World's #1 spice maker; also makes specialty food products

Ralston-Ralston Purina Group                                                                    1,200               32,850
World's largest dry dog and cat food producer

The accompanying Notes to Financial Statements are an integral part of this schedule

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (97.2%)                                                                     Shares         Market Value
---------------------------------------------------------------------------------------------------------------------
Safeway, Inc.*                                                                                 700          $  31,675
A food retailer with over 1,500 stores located throughout the U.S. and Canada

SUPERVALU, Inc.                                                                              1,100             20,831
Supplies about 4,800 grocery stores nationwide with brand-name and private-
label merchandise; operates nearly 350 company-owned stores

The Quaker Oats Company                                                                        500             30,313
Produces a diverse line of food products
                                                                                          ---------------------------
                                                                                          Total               198,675
                                                                                          ---------------------------
HEALTH CARE SERVICES & SUPPLIES (4.5%)
--------------------------------------
Allergan, Inc.                                                                                 700             35,000
A leading maker of eye care and skin care products with worldwide distribution

Amgen, Inc.*                                                                                 1,000             61,375
Makes and markets therapeutic products for hematopoiesis (blood cell production), inflammation, autoimmunity, neurobiology and soft-tissue repair

Bausch & Lomb, Inc.                                                                            300             15,656
#1 maker of contact lenses, lens care and eyedrops

Baxter International, Inc.                                                                     450             28,209
Produces blood transfusion systems, hemophilia treatments, home dialysis systems and intravenous products

Genzyme Corporation*                                                                           300             15,037
Researches gene therapy treatments for diseases and medical conditions

Mallinckrodt, Inc.                                                                           1,100             31,625
Manufactures and distributes health care products, including imaging agents for radiological, cardiological, urological and nuclear medicine applications

Wellpoint Health Networks, Inc.*                                                               200             13,975
Serves about 32 million individuals nationally through HMOs, PPOs and specialty networks such as pharmacy benefits, dental and mental health plans
                                                                                          ---------------------------
                                                                                          Total               200,877
                                                                                          ---------------------------
INSTRUMENTS (1.1%)
------------------
Waters Corporation*                                                                            500             47,625
Makes high-performance liquid chromatography instruments that researchers, scientists and engineers use to separate and identify chemicals and materials
                                                                                          ---------------------------
                                                                                          Total                47,625
                                                                                          ---------------------------
INSURANCE (1.5%)
----------------
Aetna, Inc.                                                                                    175              9,745
A leader in managed health care

American General Corporation                                                                   400             22,450
Provides retirement products, individual life insurance and consumer finance

The Catholic Funds 28              The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                          29        877/222-2402

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (97.2%)                                                                                  Shares         Market Value
----------------------------------------------------------------------------------------------------------------------------------
Conseco, Inc.                                                                                             500              $ 5,719
Insurance holding company that owns over 30 insurance-related subsidiaries

The Hartford Financial Services Group, Inc.                                                               500               26,375
Offers life insurance, annuities, employee benefits administration, asset management and mutual funds
                                                                                                        --------------------------
                                                                                                        Total               64,289
                                                                                                        --------------------------

MACHINERY-DIVERSIFIED (0.4%)
----------------------------

Ingersoll-Rand Company                                                                                    400               17,700
Makes mining equipment, air compressors, production equipment, bearings, components, power-generation pumps and architectural hardware
                                                                                                        --------------------------
                                                                                                        Total               17,700
                                                                                                        --------------------------

MANUFACTURING (2.5%)
--------------------

American Standard Companies, Inc.*                                                                        700               25,900
A leading maker of air-conditioning systems, plumbing products and automotive braking systems, with about 120 plants in 35 countries

Corning, Inc.                                                                                             300               58,200
One of the world's top makers of fiber-optic cable, which it invented more than
20 years ago

Illinois Tool Works, Inc.                                                                                 484               26,741
Makes a wide range of products used by manufacturers in the automotive, construction, and food and beverage industries; operates in about 35 countries
                                                                                                        --------------------------
                                                                                                        Total              110,841
                                                                                                        --------------------------

MEDIA (0.6%)
------------

Gannett Co., Inc.                                                                                         400               28,150
The largest newspaper publisher in the U.S. (its flagship being USA TODAY); also active in TV broadcasting
                                                                                                        --------------------------
                                                                                                        Total               28,150
                                                                                                        --------------------------

OFFICE EQUIPMENT (0.9%)
-----------------------

Pitney Bowes, Inc.                                                                                        900               40,219
The world's largest producer of postage meters; also makes other mailing equipment, copiers and fax machines
                                                                                                        --------------------------
                                                                                                        Total               40,219
                                                                                                        --------------------------

OIL (5.3%)
----------

Chevron Corporation                                                                                       750               69,328
Runs some 8,000 gas stations and has proved reserves of 4.7 billion barrels of oil and related products and 9.3 trillion cu. ft. of natural gas

The accompanying Notes to Financial Statements are an integral part of this schedule.

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

Common Stocks (97.2%)                                                                         Shares             Market Value
---------------------------------------------------------------------------------------------------------------------------------
Conoco, Inc., Class A                                                                          1,450                $ 35,706
An integrated oil and gas company, exploring for petroleum in 15 countries

Murphy Oil Corporation                                                                           600                  34,575
Explores for and produces oil and gas

Texaco, Inc.                                                                                     600                  32,175
Markets fuel and lubricants worldwide; operates transportation, trading and distribution facilities

Ultramar Diamond Shamrock Corporation                                                          1,300                  32,988
#2 independent oil refining and marketing company in the U.S.

USX-Marathon Group                                                                             1,100                  28,669
The major revenue generator of USX's two business units (USX-U.S. Steel is the other); explores for and produces oil and gas in several countries
                                                                                           ------------------------------------
                                                                                           Total                     233,441
                                                                                           ------------------------------------
Painting Products (0.9%)
------------------------
The Sherwin-Williams Company                                                                   1,800                  39,488
The U.S.'s largest paint company

                                                                                           ------------------------------------
                                                                                           Total                      39,488
                                                                                           ------------------------------------
Paper Products (0.4%)
---------------------
Georgia-Pacific Group                                                                            500                  19,781
One of the leading manufacturers, distributors and wholesalers of building products as well as forest and paper products
                                                                                           ------------------------------------
                                                                                           Total                      19,781
                                                                                           ------------------------------------
Photo Equipment & Supplies (1.0%)
---------------------------------
Eastman Kodak Company                                                                            775                  42,092
Makes cameras, film, and other photographic products

                                                                                           ------------------------------------
                                                                                           Total                      42,092
                                                                                           ------------------------------------
Pipelines (1.4%)
----------------
Enron Corporation                                                                                800                  59,900
#1 buyer and seller of natural gas in the U.S.; builds and manages worldwide natural gas transportation, power generation, liquids and clean fuels facilities

                                                                                           ------------------------------------
                                                                                           Total                      59,900
                                                                                           ------------------------------------
Printing & Publishing (4.7%)
----------------------------
Dow Jones & Company, Inc.                                                                        700                  50,269
Publishes the Wall Street Journal, Barron's and SmartMoney (jointly owned with
Hearst) and supplies information electronically to more than 1.1 million subscribers through the Dow Jones Newswires

The Catholic Funds   30        The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                               31   877/222-2402

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND


Common Stocks (97.2%)                                                                          Shares              Market Value
-------------------------------------------------------------------------------------------------------------------------------
Electronics for Imaging, Inc.*                                                                      500                $ 30,000
Makes hardware-and-software systems that link computer networks to color copiers and desktop laser printers, enabling users to create high-quality color documents in their offices

Knight-Ridder, Inc.                                                                                 675                  34,383
Publishes newspapers including the Detroit Free Press, The Philadelphia Inquirer and The Miami Herald

Lexmark International Group, Inc., Class A*                                                         400                  42,300
A leading maker of computer printers and related products

R.R. Donnelley & Sons Company                                                                     1,500                  31,406
A large commercial printer with about 50 printing plants globally

Valassis Communications, Inc.*                                                                      600                  19,988
Publishes cents-off coupons and other promotional materials printed in freestanding, four-color inserts.
                                                                                               --------------------------------
                                                                                               Total                    208,346
                                                                                               --------------------------------
Rental Autos & Equipment (0.3%)
-------------------------------
The Hertz Corporation, Class A                                                                      400                  13,625
One of the world's top car rental businesses (Ford Motor owns 81% of Hertz)
                                                                                               --------------------------------
                                                                                               Total                     13,625
                                                                                               --------------------------------
Retail (5.9%)
-------------
Best Buy Company, Inc.*                                                                             600                  51,600
Sells home office products, consumer electronics, entertainment software and appliances throughout the U.S.

Dollar Tree Stores, Inc.*                                                                           400                  20,850
Operates more than 1,200 discount stores in 32 states

Federated Department Stores, Inc.*                                                                  800                  33,400
The largest upscale department store retailer in the United States, with over 400 stores in 33 states including the prestigious Bloomingdale's and Macy's chains

Kmart Corporation*                                                                                2,100                  20,344
Sells name-brand and private-label general merchandise

Kohl's Corporation*                                                                                 300                  30,750
Operates more than 230 family-oriented department stores

Lowe's Companies, Inc.                                                                              400                  23,350
#2 U.S. home improvement retail chain

Ross Stores, Inc.                                                                                 1,600                  38,500
Operates a discount clothing chain; sells a variety of consumer products

The Gap, Inc.                                                                                       750                  37,359
Operates nearly 2,600 casual clothing stores throughout the world
                                                                                               --------------------------------
                                                                                               Total                    256,153
                                                                                               --------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND


Common Stock (97.2%)                                                                          Shares           Market Value
---------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (7.6%)
-------------------------
ALLTEL Corporation                                                                                  450            $ 28,378
Provides local phone service; has gained approval to provide competitive local access service

Bell Atlantic Corporation                                                                         1,000              61,125
#2 local phone company in the U.S.; it will soon approach old Ma Bell's size after its planned purchase of GTE

CenturyTel, Inc.                                                                                    800              29,700
Sells mainstream telecommunications services

Lucent Technologies, Inc.                                                                         1,100              66,825
Leading U.S. maker of telecom equipment and software

SBC Communications, Inc.                                                                          1,100              46,200
Operates more than 37 million access lines in eight states and has agreed to buy
Ameritech in a deal that would create the nation's top local telephone company

Sprint Corporation                                                                                  700              44,100
Provides local telephone service; distributes telecom equipment; publishes directories

Tellabs, Inc.*                                                                                      400              25,194
Produces equipment used to transmit data, video and voice signals and develops related access and transport network systems

U S WEST, Inc.                                                                                      500              36,313
Provides local phone and related services
                                                                                              -----------------------------
                                                                                              Total                 337,835
                                                                                              -----------------------------
TRAVEL (0.2%)
-------------
Galileo International, Inc.                                                                         400               9,625
The second-largest CRS for the travel industry; its Galileo and Apollo booking systems allow travel agents to book plane, hotel and car rental reservations
                                                                                              -----------------------------
                                                                                              Total                   9,625
                                                                                              -----------------------------
UTILITIES (1.3%)
----------------
Ameren Corporation                                                                                  600              18,562
Serves about 1.5 million electricity customers and 300,000 natural gas customers in Missouri and Illinois

Public Service Enterprise Group Inc.                                                                900              26,663
Through a subsidiary, provides electricity and natural gas in New Jersey

Unicom Corporation                                                                                  300              10,950
In the energy business with a well-known subsidiary, Commonwealth Edison, serving 3.5 million customers in Chicago and Illinois
                                                                                              -----------------------------
                                                                                              Total                  56,175
                                                                                              -----------------------------
                                                                -----------------------------------------------------------
                                                                Total Common Stocks (Cost $3,916,665)             4,295,957
                                                                -----------------------------------------------------------

*Nondividend-paying stock

The Catholic Funds 32         The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                              33    877/222-2402

THE CATHOLIC DISCIPLINED CAPITAL APPRECIATION FUND

                                                                   Principal
Short-Term Investments (3.4%)                                      Amount           Market Value
------------------------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (3.4%)
---------------------------------
Wisconsin Corporate Central Credit Union                             $   94,304       $   94,304
Wisconsin Electric Company                                               55,032           55,032
                                ----------------------------------------------------------------
                                Total Short-Term Investments (Cost $149,336)             149,336
                                ----------------------------------------------------------------

                                ----------------------------------------------------------------
                                Total Investments (100.6%) (Cost $4,066,001)           4,445,293
                                ----------------------------------------------------------------

                                ----------------------------------------------------------------
                                Liabilities, less Other Assets (-0.6%)                   (27,844)
                                ----------------------------------------------------------------

                                ----------------------------------------------------------------
                                TOTAL NET ASSETS (100.0%)                             $4,417,449
                                ----------------------------------------------------------------

The accompanying Notes to Financial Statements are an integral part of this schedule.

Schedule of Investments
AS OF MARCH 31, 2000 (UNAUDITED)

THE CATHOlIC MONEY MARKET FUND

                                                                            Principal                       Amortized
Commercial Paper (100.2%)                                                     Amount                             Cost
---------------------------------------------------------------------------------------------------------------------
AES Hawaii, 6.03%, 4/27/00                                                  $ 450,000                       $ 448,040
Alliance & Leicester PLC, 5.85%, 4/11/00                                      450,000                         449,269
Barton Capital Corporation, 5.87%, 4/6/00                                     450,000                         449,633
CBA Delaware Finance, Inc., 5.86%, 4/3/00                                     490,000                         489,840
Computer Sciences Corporation, 5.83%, 4/11/00                                 475,000                         474,231
Equilon Enterprises LLC, 5.83%, 4/6/00                                        460,000                         459,628
Fidex PLC, 6.10%, 5/12/00                                                     440,000                         436,943
GTE Corporation, 6.00%, 4/6/00                                                415,000                         414,654
Halifax PLC, 5.92%, 5/22/00                                                   395,000                         391,687
ING America Insurance Holdings, Inc., 5.89%, 5/1/00                           500,000                         497,546
Kittyhawk Funding Corporation, 5.87%, 4/19/00                                 460,000                         458,650
Liberty Street Funding Corp., 5.90%, 4/10/00                                  450,000                         449,336
Motorola Credit Corporation, 6.04%, 4/20/00                                   470,000                         468,502
Nationwide Building Society, 5.83%, 4/5/00                                    450,000                         449,709
Omnicom Finance Inc., 6.05%, 4/18/00                                          450,000                         448,714
Peacock Funding Corporation, 5.86%, 4/4/00                                    500,000                         499,756
Sigma Finance, Inc., 5.90%, 4/25/00                                           450,000                         448,230
Stellar Funding Group, Inc., 5.95%, 4/7/00                                    350,000                         349,653
Swiss Re Financial Products Corporation, 5.98%, 4/13/00                       515,000                         513,973
Total Fina SA, 6.04%, 4/12/00                                                 450,000                         449,170
USAA Capital Corporation, 5.82%, 4/17/00                                      500,000                         498,707
Victory Receivables Corporation, 6.09%, 4/24/00                               480,000                         478,132
ZCM Matched Funding Corporation, 5.88%, 4/20/00                               450,000                         448,604
                     ------------------------------------------------------------------------------------------------
                     Total Commercial Paper                                                                10,472,607
                     ------------------------------------------------------------------------------------------------

Short-Term Investment (0.0%)
---------------------------------------------------------------------------------------------------------------------

VARIABLE RATE DEMAND NOTE (0.0%)
--------------------------------
Warner-Lambert Company                                                          1,877                           1,877
                     ------------------------------------------------------------------------------------------------
                     Total Short-Term Investment                                                                1,877
                     ------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------
                     Total Investments (100.2%)                                                            10,474,484
                     ------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------
                     Liabilities, less Other Assets (-0.2%)                                                   (21,604)
                     ------------------------------------------------------------------------------------------------

                     ------------------------------------------------------------------------------------------------
                     TOTAL NET ASSETS (100.0%)                                                            $10,452,880
                     ------------------------------------------------------------------------------------------------

The Catholic Funds 34       The accompanying Notes to Financial Statements are an integral part of this schedule.

                                                              35    877/222-2402


Statements of Assets & Liabilities


                                                AS OF MARCH 31, 2000 (UNAUDITED)

                                                                                     The Catholic
                                                   The Catholic     The Catholic      Disciplined       The Catholic
                                                      Equity          Large-Cap         Capital            Money
                                                      Income           Growth         Appreciation         Market
                                                       Fund            Fund              Fund               Fund
---------------------------------------------------------------------------------------------------------------------
ASSETS
------
Investments, at cost                               $ 3,850,851      $ 4,451,871      $ 4,066,001        $ 10,474,484
Investments, at value                              $ 3,769,147      $ 5,925,830      $ 4,445,293        $ 10,474,484
Income receivable                                        9,714            3,346            3,946                  45
Receivable for investments sold                          5,351                -                -                   -
Receivable from adviser                                  4,187            1,363            3,050                   -
Other assets                                            10,301           10,362           10,257              10,916
                             ---------------------------------------------------------------------------------------
                             Total Assets            3,798,700        5,940,901        4,462,546          10,485,445
                             ---------------------------------------------------------------------------------------
LIABILITIES
-----------
Payable for investments purchased                            -           69,503                -                   -
Payable to affiliates                                      754            1,174              893                 441
Accrued expenses and other liabilities                  30,745           26,026           44,204              32,124
                             ---------------------------------------------------------------------------------------
                             Total Liabilities          31,499           96,703           45,097              32,565
                             ---------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Net Assets                                         $ 3,767,201      $ 5,844,198      $ 4,417,449        $ 10,452,880
--------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
--------------------
Paid in capital                                    $ 3,760,823      $ 4,381,609      $ 3,981,986        $ 10,452,880
Accumulated undistributed
net realized gains (losses)                             88,082          (11,370)          56,171                   -
Net unrealized appreciation
(depreciation) on investments                          (81,704)       1,473,959          379,292                   -
--------------------------------------------------------------------------------------------------------------------
Net Assets                                         $ 3,767,201      $ 5,844,198      $ 4,417,449        $ 10,452,880
--------------------------------------------------------------------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE
------------------------------
Authorized                                          50,000,000       50,000,000       50,000,000         400,000,000
Issued and outstanding                                 378,486          429,911          396,425          10,452,880
Net asset value, redemption price and
minimum offering price per share                   $      9.95      $     13.59      $     11.14        $       1.00
Maximum offering price per share                   $     10.36      $     14.16      $     11.60        $       1.00

The accompanying Notes to Financial Statements are an integral part of this statement.

Statements Of Operations

FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

                                                                                             The Catholic
                                                       The Catholic          The Catholic     Disciplined        The Catholic
                                                         Equity              Large-Cap         Capital              Money
                                                         Income                Growth        Appreciation           Market
                                                          Fund                  Fund             Fund               Fund(a)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------
Interest income                                        $14,581                 $4,854           $3,751             $138,297
Dividend income                                         33,188                  8,248           23,155                    -
                                        -------------------------------------------------------------------------------------
                                        Total Income    47,769                 13,102           26,906              138,297
                                        -------------------------------------------------------------------------------------

EXPENSES
--------
Investment advisory fees                                14,202                 20,798            17,131               6,995
Portfolio accounting fees                               11,782                 11,782            11,781               6,520
Transfer agent fees and expenses                        10,028                 10,029            10,028               3,086
Federal and state registration fees                      8,520                  8,520             8,520               3,905
Audit fees                                               4,848                  4,848             4,848               1,283
Custody fees                                             4,513                  4,513             4,513                 978
Distribution fees                                        4,438                  5,777             4,759               1,166
Legal fees                                               4,178                  4,178             4,178               1,688
Printing and postage expenses                            1,755                  1,755             1,755               1,630
Directors' fees and expenses                             1,504                  1,504             1,504                 524
Other                                                    2,507                  2,507             2,507                 873
                                        -------------------------------------------------------------------------------------
                                        Total Expenses  68,275                 76,211            71,524              28,648
                                        -------------------------------------------------------------------------------------

Less waivers and reimbursements
by adviser                                             (38,984)               (35,770)          (38,214)             (6,995)
                                        -------------------------------------------------------------------------------------
                                        Net Expenses    29,291                 40,441            33,310              21,653
                                        -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                           $18,478               ($27,339)          ($6,404)           $116,644
-----------------------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------
Net realized gain on investments                       103,233                23,286             62,579                   -
Net change in unrealized appreciation
on investments                                          50,470             1,513,065            493,006                   -
                                        -------------------------------------------------------------------------------------
                                        Net Realized and Unrealized
                                        Gain on
                                        Investments    153,703             1,536,351            555,585                   -
                                        -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Change in Net Assets Resulting
from Operations                                       $172,181            $1,509,012           $549,181            $116,644
-----------------------------------------------------------------------------------------------------------------------------
(a)     Reflects operations for the period from January 7, 2000 (date of initial public investment), to March 31, 2000.

The Catholic Funds  36         The accompanying Notes to Financial Statements are an integral part of this statement.

                                                              37    877/222-2402

Statements of Changes in Net Assets

FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

                                                                                         The Catholic
                                                          The Catholic    The Catholic    Disciplined     The Catholic
                                                            Equity          Large-Cap       Capital           Money
                                                           Income            Growth       Appreciation        Market
                                                            Fund              Fund            Fund           Fund(a)
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------
Net investment income (loss)                               $    18,478        ($27,339)        ($6,404)    $    116,644
Net realized gain on investments                               103,233          23,286          62,579                -
Net change in unrealized appreciation
on investments                                                  50,470       1,513,065         493,006                -
                                        -------------------------------------------------------------------------------
                                        Change in Net Assets
                                        Resulting from
                                        Operations             172,181       1,509,012         549,181          116,644
                                        -------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------
Distributions from net
investment income                                              (18,744)              -               -         (116,644)
Distributions from net realized gains                                -               -          (5,309)               -
                                        -------------------------------------------------------------------------------
                                        Change in Net Assets from
                                        Distributions to
                                        Shareholders           (18,744)              -          (5,309)        (116,644)
                                        -------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------
Proceeds from shareholder purchases                            291,609         767,132         514,421       10,425,661
Net asset value of shares issued to
shareholders in payment of
distributions declared                                          18,213               -           5,305          116,635
Cost of shares redeemed                                         (7,660)         (2,054)        (11,741)         (89,416)
                                        -------------------------------------------------------------------------------
                                        Change in Net Assets from
                                        Capital Share
                                        Transactions           302,162         765,078         507,985       10,452,880
                                        -------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Change in Net Assets                                           455,599       2,274,090       1,051,857       10,452,880
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets, Beginning of Period                              3,311,602       3,570,108       3,365,592                -
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period                                  $ 3,767,201      $5,844,198      $4,417,449     $ 10,452,880
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Accumulated Undistributed
Net Investment Income                                                -               -               -                -
-----------------------------------------------------------------------------------------------------------------------

(a)    Reflects operations for the period from January 7, 2000 (date of initial public investment), to March 31, 2000.

The accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements

                                                AS OF MARCH 31, 2000 (UNAUDITED)


1. Organization
---------------
The Catholic Funds, Inc. was incorporated on December 16, 1998, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940. The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds (the "Funds") are separate, diversified portfolios of The Catholic Funds, Inc. The Funds, managed by Catholic Financial Services Corporation (the "adviser"), became effective on April 30, 1999, and commenced operations on May 3, 1999. The Catholic Money Market Fund became effective on November 8, 1999, and commenced operations on January 7, 2000. Costs incurred with the organization, initial registration and public offering of shares for each portfolio of the Funds have been paid by the adviser.

2. Significant Accounting Policies
----------------------------------
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles "GAAP". The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation
Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price. Securities traded on only over-the-counter markets are valued at the latest bid prices. Debt securities (other than short-term obligations) are valued at prices furnished by a pricing service, subject to review by the Funds' adviser. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis, which approximates market value. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the adviser under the supervision of the board of directors.

b) Delayed Delivery Transactions
The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

c) Federal Income Taxes
No provision for federal income taxes has been made since the Funds have complied to date with the provisions of the Internal Revenue Code available to regulated investment companies and intend to continue to so comply in future years. As of September 30, 1999, The Catholic Large-Cap Growth and Equity Income Funds had federal income tax capital loss carry-forwards of $31,362 and $13,699, respectively, expiring in the tax year ending September 30, 2007.



The Catholic Funds   38

                                                              39    877/222-2402

d) Distributions to Shareholders
All of the equity Funds except The Catholic Equity Income Fund pay dividends of net investment income annually. The Catholic Equity Income Fund pays dividends of net investment income quarterly. The Catholic Money Market Fund pays dividends monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

e) Expenses
Each Fund is charged for those expenses that are directly attributable to it, such as investment advisory and custody fees. Expenses that are not directly attributable to a Fund are either allocated equally among the Funds or in proportion to their respective net assets when appropriate.

f) Other
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on an accrual basis. Premiums and discounts on securities purchased are amortized using the level yield to maturity method.

3. Investment Advisory and Other
Agreements with Related Parties
-------------------------------
Each of the Funds has entered into an agreement with the adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of this agreement, the Funds will pay the adviser a fee, computed daily and payable monthly, at the annual rate of the following percentages of average daily net assets: 0.80% for The Catholic Equity Income Fund; 0.90% for The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds; and 0.30% for The Catholic Money Market Fund. The Funds and the adviser have entered into sub-advisory agreements for each of the Funds. The sub-advisers are Todd Investment Advisors, Inc. "Todd" for The Catholic Equity Income Fund, Peregrine Capital Management, Inc. "Peregrine" for The Catholic Large-Cap Growth Fund, Vantage Investment Advisors, Inc. "Vantage" for The Catholic Disciplined Capital Appreciation Fund and Strong Capital Management Corporation "Strong" for The Catholic Money Market Fund. The annual rates of their fees, payable from fees paid to the adviser, as a percent of average daily net assets under the sub-advisory agreements were as follows:

 .    Todd: 0.38 of 1% on the first $10 million; 0.35 of 1% on the next $40 million; and 0.30 of 1% on average daily net assets over $50 million.

 .    Peregrine: 0.50 of 1% on the first $25 million; 0.45 of 1% on the next $25 million; and 0.40 of 1% on average daily net assets over $50 million.

 .    Vantage: 0.50 of 1% on the first $50 million; 0.45 of 1% on the next $50 million; and 0.40 of 1% of the Fund's average daily net assets over $100 million. Vantage has agreed to waive 10 basis points from the fee schedule for the first two years of the Fund's operations or until its total assets reach $35 million, whichever occurs first.

 .    Strong: If the portfolio is $50 million or less: 0.20 of 1%; if the portfolio is over $50 million and less than $100 million: 0.15 of 1%; if the portfolio is over $100 million and less than $200 million: 0.10 of 1%; if the portfolio is $200 million or more: 0.075 of 1%. However, neither the adviser nor sub-adviser shall receive any fees until The Catholic Money Market Fund has $25 million in assets or for the first six months, whichever comes earlier, and once either has occurred; the adviser shall charge at an annual rate of 0.10 of 1% and pay the sub-adviser at an annual rate of 0.05 of 1% for the next six months or until The Catholic Money Market Fund has $50 million in assets, whichever comes first.

The adviser voluntarily agreed to reimburse its management fee to the extent that total annual operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.65% of the average daily net assets of The Catholic Equity Income Fund and 1.75% of the average daily net assets of The Catholic Large-Cap Growth and Disciplined Capital Appreciation Funds, respectively, and some advisory fees for The Catholic Money Market Fund as described above, computed on a daily basis.

For the period ended March 31, 2000, expenses of $38,984, $35,770, $38,214 and $6,995 were waived by the adviser in The Catholic Equity Income, Large-Cap Growth, Disciplined Capital Appreciation and Money Market Funds, respectively. The adviser may terminate these waivers at any time. The Funds have adopted a Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Trust to use annually 0.25% of its net assets (0.05% for The Catholic Money Market Fund), computed on a daily basis to finance certain activities relating to the distribution of its shares to investors. No remuneration has been paid by the Funds to any of the officers or affiliated Funds' directors. In addition to $500 per year and $250 per meeting, the Funds reimbursed unaffiliated directors for reasonable expenses incurred in relation to attendance at the meetings.

4. Capital Share Transactions
-----------------------------
Transactions in shares of the Funds for the period ended March 31, 2000, were as follows:

                                                                  The Catholic
                                                                   Disciplined
                              The Catholic        The Catholic       Capital          The Catholic
                             Equity Income         Large-Cap      Appreciation       Money Market
                                  Fund            Growth Fund        Fund               Fund
--------------------------------------------------------------------------------------------------
Shares sold                         30,439             65,129           49,860          10,425,661
Shares issued to holders in
reinvestment of distributions        1,830                  -              493             116,635
Shares redeemed                       (794)              (203)          (1,164)            (89,416)
--------------------------------------------------------------------------------------------------
Net Increase                        31,475             64,926           49,189          10,452,880
--------------------------------------------------------------------------------------------------




The Catholic Funds   40

                                                               41   877/222-2402

5. Investment Transactions
--------------------------

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended March 31, 2000, were as follows:


                                                         The Catholic
                                                          Disciplined
                         The Catholic    The Catholic       Capital
                        Equity Income     Large-Cap      Appreciation
                             Fund        Growth Fund         Fund
---------------------------------------------------------------------
PURCHASES
---------
U.S. government            $   75,656   $           -       $       -
Other                       1,260,788         935,944         656,670

SALES
-----
U.S. government               372,736               -               -
Other                         658,826         260,183         167,289

At March 31, 2000, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes of $3,852,037, $4,452,769 and $4,066,001, were as follows:

                                                         The Catholic
                                                          Disciplined
                         The Catholic    The Catholic      Capital
                        Equity Income     Large-Cap      Appreciation
                             Fund        Growth Fund         Fund
---------------------------------------------------------------------
Appreciation                $ 262,431      $1,650,929       $ 778,959
(Depreciation)               (345,321)       (177,868)       (399,667)
---------------------------------------------------------------------
Net Appreciation
(Depreciation)
on Investments              $ (82,890)     $1,473,061       $ 379,292
---------------------------------------------------------------------

Financial Highlights

FOR THE SIX MONTHS ENDED MARCH 31, 2000 (UNAUDITED)

                                                                         The Catholic
                                                                        Equity Income
                                                                             Fund
--------------------------------------------------------------------------------------------------------
                                                                   1999 (a)         2000
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $    10.00     $     9.54
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         0.05           0.05
Net realized and a gain (loss) on investments                       (0.46)          0.41
                        --------------------------------------------------------------------------------
                        Total from Investment
                        Operations                                  (0.41)          0.46
                        --------------------------------------------------------------------------------
Distributions from net realized gains                                   -              -
Distributions from net investment income                            (0.05)         (0.05)
--------------------------------------------------------------------------------------------------------
                        Total Distributions                         (0.05)         (0.05)
                        --------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $     9.54     $     9.95
--------------------------------------------------------------------------------------------------------
Total return (b)(c)                                                 (4.06%)         4.82%

RATIOS TO AVERAGE NET ASSETS
----------------------------
Expenses (d)(e)                                                      1.65%          1.65%
Net investment income (loss) (d)(e)                                  1.47%          1.04%
Expenses (d)(f)                                                      4.78%          3.85%
Net investment income (loss) (d)(f)                                 (1.66%)        (1.16%)
Net assets, end of period                                      $3,311,602     $3,767,201
Portfolio turnover rate (c)                                         18.29%         29.84%

(a) Reflects operations for the period from May 3, 1999, (date of initial public investment) to September 30, 1999.
(b)  Based on net asset value, which does not reflect the sales charge.
(c)  Not annualized.
(d)  Computed on an annualized basis.
(e)  Net of waivers and reimbursements by adviser.
(f)  Gross of waivers and reimbursements by adviser.
(g)  Less than one cent per share.
(h) Reflects operations for the period from January 7, 2000 (date of initial public investment), to March 31, 2000.

The Catholic Funds 42     The accompanying Notes to Financial Statements are an integral part of this statement.

                                                                43  877/222-2402

                     The Catholic                           The Catholic            The Catholic
                       Large-Cap                         Disciplined Capital        Money Market
                      Growth Fund                          Appreciation Fund           Fund
-------------------------------------------------------------------------------------------------------
           1999(a)                  2000                 1999(a)         2000         2000(h)
-------------------------------------------------------------------------------------------------------
      $    10.00              $     9.78            $    10.00      $     9.69      $      1.00
-------------------------------------------------------------------------------------------------------
           (0.03)                  (0.06)                 0.00(g)        (0.02)            0.01
           (0.19)                   3.87                 (0.31)           1.48             0.00
-------------------------------------------------------------------------------------------------------

           (0.22)                   3.81                 (0.31)           1.46             0.01
-------------------------------------------------------------------------------------------------------

               -                       -                     -           (0.01)               -
            0.00                    0.00                  0.00            0.00            (0.01)
-------------------------------------------------------------------------------------------------------
            0.00                    0.00                  0.00           (0.01)           (0.01)
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
           $9.78              $    13.59            $     9.69      $    11.14      $      1.00
-------------------------------------------------------------------------------------------------------

           (2.20%)                 38.96%                (3.10%)         15.12%            1.20%

            1.75%                   1.75%                 1.75%           1.75%            0.93%
           (0.92%)                 (1.18%)               (0.03%)         (0.34%)           5.00%
            4.70%                   3.30%                 4.83%           3.76%            1.23%
           (3.87%)                 (2.73%)               (3.11%)         (2.35%)           4.70%
      $3,570,108              $5,844,198            $3,365,592      $4,417,449      $10,452,880
            7.31%                   5.80%                 2.44%           4.53%              NA


The accompanying Notes to Financial Statements are an integral part of this statement.

                          [Intentionally left blank]

The Catholic Funds   44

A Note on Forward-Looking Statements

Except for historical information contained in this semi-annual report for The Catholic Funds, Inc., the matters discussed in these reports may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser, sub-adviser and/or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to general risks described for each Fund in the current prospectuses, other factors bearing on these reports include the accuracy of the adviser's, and any sub-adviser's or portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the adviser, any sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

                                                                         [PHOTO]

BOARD OF DIRECTORS
------------------
 .  Daniel Steininger - Chairman of the Board
 .  Thomas Bausch
 .  J. Michael Borden
 .  Daniel Doucette
 .  Allan Lorge
 .  Thomas Munninghoff
 .  Conrad Sobczak
 .  David Vollmar

OFFICERS
--------
 .  Allan Lorge - President
 .  Theodore Zimmer - Vice President
 .  Russell Kafka - Treasurer
 .  Joseph Wreschnig - Secretary
 .  Joann Hull - Assistant Secretary
 .  Cheri Nagan - Assistant Secretary

SUB-ADVISERS
------------
The Catholic Equity Income Fund
 .  Todd Investment Advisors, Inc.
   101 S. 5th Street, Suite 3160
   Louisville, KY 40202

The Catholic Large-Cap Growth Fund
 .  Peregrine Capital Management, Inc.
   800 LaSalle Avenue, Suite 1850
   Minneapolis, MN 55402

The Catholic Disciplined Capital Appreciation Fund
 .  Vantage Investment Advisors, Inc.
   405 Lexington Avenue
   New York, NY 10174

The Catholic Money Market Fund
 .  Strong Capital Management, Inc.
   100 Heritage Reserve
   Menomonee Falls, WI 53051

INVESTMENT ADVISER
------------------
 .  Catholic Financial Services Corporation
   1100 West Wells Street
   Milwaukee, WI 53233

TRANSFER AGENT & CUSTODIAN
--------------------------
 .  Firstar Mutual Fund Services, LLC

INDEPENDENT ACCOUNTANTS
-----------------------
 .  Arthur Andersen LLP

LEGAL COUNSEL
-------------
 .  Quarles & Brady LLP

THE CATHOLIC FRATERNAL ALLIANCE
-------------------------------
 .  Catholic Knights Insurance Society
   Daniel Steininger, President
   1100 West Wells Street
   Milwaukee, WI 53233

 .  Catholic Order of Foresters
   Robert Ciesla, High Chief Ranger
   355 Shuman Boulevard
   PO Box 3012
   Naperville, IL 60566-7012

 .  Catholic Knights of America
   John Kenawell, President
   3525 Hampton Avenue
   St. Louis, MO 63139-1980

This report is intended for shareholders of The Catholic Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the current prospectuses.

                                    [LOGO]
                    CATHOLIC FINANICAL SERVICES CORPORATION
                    ---------------------------------------
                      INVESTING WITH FAITH IN THE FUTURE

                 1100 West Wells Street . Milwaukee, WI 53233
                                1-414-278-6550
                                  Member NASD
              The Catholic Funds are not available in all states.